Exhibit 99.2

Third Quarter Fiscal Year 2007 May 1, 2007 This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K/A for the fiscal year ended June 30, 2006 filed February 1, 2007 under Item 1A. "Risk Factors". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Lynn Blodgett Chief Executive Officer

Third Quarter Highlights Management team focused on business Solid financial results Accelerated internal revenue growth Improved margins Accelerated EPS growth Government business improving Strong client relationships and solid sales pipeline

Q3 FY06 Q2 FY07 Q3 FY07 Revenue 1314 1427 1441 Q3 FY06 Q2 FY07 Q3 FY07 EPS 0.61 0.72 0.82 Third Quarter Highlights ($ in millions, except EPS) FY06 YTD FY07 % of Total Renewals 0.85 0.93 Revenue Internal Revenue Growth : 6% Q3 FY06 Q2 FY07 Q3 FY07 East 0.105 0.105 0.113 Reported Operating Margin BPO IT Solutions 125.6 30.5 Total Contract Value: $703 New Business Signings Reported EPS Renewal Rates (% of Total Renewal $) Annual Recurring Revenue: $156 Commercial Government 111 45 Total Revenue Growth: 10%

New Business Profile Signed business mix dictates margins, term and capital requirements (1) Operating margin represents the expected margin over the life of the contract. (2) Capital intensity represents capital expenditures and customer contract related intangibles as a percentage of total contract revenue. Q4 FY06 Q1 FY07 Q2 FY07 Q3 FY07 Operating Margin (1) 0.16 0.184 0.16 0.17 Capital Intensity (2) 0.031 0.072 0.025 0.059 New Business Profile of Top 20 Deals % of New Business 76% 79% 81% 70% Average Term (Yrs.) 4 4 7 5

New Business Pipeline Commercial Government 1070 511 Annual Recurring Revenue: $1.6 Billion Commercial: IT Solutions Administrative BPO HRO BPO IT Solutions 1160 420 Areas of Strength Government: Transportation Healthcare Federal Government

Commercial Segment Ann Vezina Chief Operating Officer

Commercial Segment Results ($ in millions) Q3FY06 Q2FY07 Q3FY07 Revenue 790.3 858 858.2 Internal Revenue Growth : 3% Q3FY06 Q2FY07 Q3FY07 East 0.081 0.105 0.105 Revenue Reported Operating Margins Total Revenue Growth: 9% New business signings Good quarter of signings Diverse qualified pipeline Lower Internal revenue growth driven by: Lower new business signings in previous quarters Known client losses

CDR Acquisition Healthcare credit balance audit recovery and resolution services Purchase price: $28 million (plus earnout: up to $15 million) Trailing twelve months revenue: $17 million Acquisition benefits: Strengthens relationships with healthcare payers Adds credit balance audit subject matter experts Service portable across business units

Commercial Operations Update Operational Focus Enhanced project management Better contract execution Continuous optimization Transactional BPO Experiencing solid growth and Customer Care volumes increasing Margins improved IT Solutions Management changes created impact Focused on continuous optimization Multi-scope HR Focused on project management Referenceable clients

Government Segment Tom Burlin Chief Operating Officer

Government Segment Results ($ in millions) Q3FY06 Q2FY07 Q3FY07 Revenue 524 569 582 Significant improvement in internal revenue growth Improved trailing twelve months new business signings Growth across multiple lines of business Revenue Growth : 11% Q3FY06 Q2FY07 Q3 FY07 East 0.187 0.181 0.182 Revenue Reported Operating Margin Internal Revenue Growth : 12% (a) (a) Excludes divestitures

Government Operations Update Higher adoption rates of electronic payments Transportation Services International transport business growth Public Safety Services Settled North Carolina Medicaid contract dispute $10.5 million payment schedule agreement Opportunity for additional work Started work on Indiana Eligibility Closed Albion acquisition

John Rexford Chief Financial Officer

Income Statement ($ in millions, except EPS) Note: Please refer to our earning press release dated May 1, 2007 for further discussion of certain items included in both periods shown above.

Condensed Cash Flow ($ in millions) Driven by lower capital requirements of new business and internal focus on capex reduction

Selected Balance Sheet Categories ($ in millions) Used cash on hand to pay down debt outstanding

Q & A

Supplemental Schedules Third Quarter Fiscal Year 2007 May 1, 2007

Supplemental Information We have provided the impact on pre-tax profit, net income and diluted earnings per share of certain transactions and events included in our reported results of operations, which management believes enhances the understanding of our financial results and the impact of those events and transactions on our results. Management believes this information provides additional information related to factors impacting our reported financial performance which may be useful to investors. The amount of the transaction or event is presented on a basis determined in accordance with generally accepted accounting principles as reflected in our reported consolidated results of operations. All per share measures are calculated on the same diluted per share basis as our reported diluted earnings per share. The per share impacts are not intended to reflect a per share amount that accrues directly to an investor's benefit as a result of the particular transaction or event.

Non-GAAP Measures Use of Non-GAAP Financial Information The Company reports its financial results in accordance with generally accepted accounting principles ("GAAP"). However, management believes that certain non- GAAP financial measures and ratios, used in managing the Company's business, may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time including Free Cash Flow and internal revenue growth may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein and we will present in other information we publish that contains any of these non- GAAP financial measures a reconciliation of these measures to the most directly comparable GAAP financial measure. The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable amounts determined in accordance with GAAP in the United States.

Non-GAAP Measures (cont.) Internal revenue growth- is measured as total revenue growth less acquired revenue from acquisitions and revenues from divested operations. At the date of acquisition, we identify the trailing twelve months of revenue of the acquired company as the "pre-acquisition revenue of acquired companies." Pre- acquisition revenue of the acquired companies is considered "acquired revenues" in our calculation, and revenues from the acquired company, either above or below that amount are components of "internal growth" in our calculation. We use the calculation of internal revenue growth to measure revenue growth excluding the impact of acquired revenues and the revenue associated with divested operations and we believe these adjustments to historical reported results are necessary to accurately reflect our internal revenue growth. Revenues from divested operations are excluded from the internal revenue growth calculation in the periods following the effective date of the divestiture. Our measure of internal revenue growth may not be comparable to similarly titled measures of other companies. Free cash flow - is measured as operating cash flow (net cash provided by operating activities, as reported in our consolidated statements of cash flows) less capital expenditures (purchases of property, equipment and software, net of sales, as reported in our consolidated statements of cash flows) less additions to other intangible assets (as reported in our consolidated statements of cash flows). We believe this free cash flow metric provides an additional measure of available cash flow after we have satisfied the capital expenditure requirements of our operations, and should not be taken in isolation to be a measure of cash flow available for us to satisfy all our obligations and execute our business strategies. We also rely on cash flows from investing and financing activities which, together with free cash flow, are expected to be sufficient for us to execute our business strategies. Our measure of free cash flow may not be comparable to similarly titled measures of other companies.

Revenue Growth - FY07 ($ in millions)

Revenue Growth - FY06 ($ in millions)

Revenue Growth - FY05 ($ in millions)

Revenue Growth - Fourth Quarter FY04 ($ in millions)

Segment Results ($ in millions)

Cash Flow Statement ($ in millions)